As filed with the Securities and Exchange Commission on January 31, 2013

Securities Act File No. 333-61973
Investment Company Act File No. 811-08977

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	26	[	X	]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	28	[	X	]

Genworth Financial Asset Management Funds
(Exact Name of Registrant as Specified in Charter)

2300 Contra Costa Blvd., Suite 600
Pleasant Hill, CA 94523
(Address of Principal Executive Offices) (Zip Code)

(800) 664-5345
(Registrant’s Telephone Numbers, Including Area Code)

Carrie Hansen
Genworth Financial Asset Management Funds
2300 Contra Costa Blvd., Suite 600
Pleasant Hill, CA 94523
 (Name and Address of Agent for Service)

With copy to:
Mike O’Hare
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA  19103

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b).
[X]	on January 31, 2013 pursuant to paragraph (b).
[ ]	60 days after filing pursuant to paragraph (a)(1).
[ ]	on (date) pursuant to paragraph (a)(1).
[ ]	75 days after filing pursuant to paragraph (a)(2).
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 26 to the Registration Statement of Genworth Financial Asset Management Funds (the “Trust”) is being filed for purposes of updating annual financial information.

GENWORTH
FINANCIAL
ASSET
MANAGEMENT
FUNDS

GENWORTH
FINANCIAL
CONTRA FUND

PROSPECTUS| JANUARY 31, 2013

As with all mutual funds, the Securities and Exchange Commission (“SEC”) does not guarantee that the information in this Prospectus is accurate or complete, nor has it judged the above fund for investment merit. It is a criminal offense to state otherwise.

Table of Contents - Prospectus

Summary Section

Investment Objective

Genworth Financial Contra Fund (the “Fund”) seeks to provide protection against declines in the value of the equity allocation of certain assets managed by Genworth Financial Wealth Management, Inc. (“GFWM”) for its private advisory clients.

Fees And Expenses Of The Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and Service (12b-1) Fees	None
Other Expenses	2.17%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses(2)	3.39%
Fee Waiver and/or Expense Reimbursement	-1.62%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.77%

(1)
Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other mutual funds.  Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of expenses to average net assets found within the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
GFWM has contractually agreed to waive its fees and/or pay Fund expenses to the extent necessary to ensure that the Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement (excluding any taxes, interest, brokerage fees, securities lending expense offset amounts, acquired fund fees and expenses, and non-routine expenses) does not exceed 1.75% of the Fund’s average daily net assets.  If the Fund’s expense level would fall below the 1.75% annual limit, the Fund may maintain expenses at the limit so that GFWM may be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years, provided the reimbursement will not cause the Fund’s Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement to exceed the 1.75% limit.  This agreement will continue in effect until January 31, 2014, and may not be terminated by GFWM prior to that date, but may be continued thereafter.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	3 Years:	5 Years:	10 Years:
$180	$891	$1,625	$3,567

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.  For purposes of calculating the Fund’s portfolio turnover rate, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less are excluded.  If such investments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund seeks to provide protection against declines in the value of the equity allocation of certain assets managed by GFWM for its private advisory clients. The Fund is used by GFWM within an asset allocation program to provide some measure of downside protection in the event that client assets sensitive to movements in the equity markets are exposed to the loss of significant value as a result of a severe and sustained decline in the broad-based equity market.  As the Fund’s investment advisor, GFWM analyzes various mutual funds and securities owned by certain of its private advisory clients and performs a statistical analysis of the return characteristics of these securities at the individual security and/or portfolio level. This periodic analysis may include a statistical analysis of the performance pattern of the mutual funds and the directly held securities. Based on this analysis, as well as current market factors, GFWM periodically uses its judgment and discretion in creating a composite hedging benchmark, which it calls the Equity Hedging Benchmark (the “Hedging Benchmark”), in an attempt to identify a hedge for the equity market risk of certain assets owned by Fund shareholders. In order to reduce the cost of the hedge GFWM may, and sometimes will, include Hedging Benchmark positions which by themselves would have a long equity market bias. GFWM instructs Credit Suisse Asset Management, LLC (“CSAM”), the Fund’s sub-advisor, of the nature, timing and performance expectations related to and associated with the Hedging Benchmark.  CSAM then uses a quantitative and qualitative investment process to select investments designed to deliver Fund performance that tracks, within prescribed bounds, the performance of the Hedging Benchmark positions.  In pursuing the Fund’s objectives, CSAM, in its discretion, may increase or decrease the level of downside protection provided by the Fund, relative to the Hedging Benchmark, including potentially adjusting the long-bias positions identified in the Hedging Benchmark.  The value of your investment in the Fund generally will decrease when the broad-based equity market appreciates, is unchanged or experiences a modest decrease.  Conversely, when the value of the broad-based equity market experiences a severe and sustained decline, the value of your investment in the Fund generally will increase.

In order to achieve its investment goal, the Fund may use the following instruments:
•	options on securities and stock indexes;
•	cash, cash equivalents and short-term market instruments;
•	money market funds; and
•	exchange-traded funds (“ETFs”)

The Fund generally purchases broad-market index put options to seek favorable returns in anticipation of the risk that broad equity markets may decline in value.  To help offset the costs of purchasing those put options, the Fund may also write (sell) other index put options.

In addition, the Fund may also utilize various options strategies, such as those commonly referred to as straddles, spreads, strangles, butterflies and condors.  These strategies involve combinations of positions in both put and call options.  The success of each of these strategies depends on many factors, primary among them, the volatility of the underlying index.  The Fund’s decision regarding whether or not to utilize a specific options strategy will depend upon an evaluation of the relative pricing of available options, market conditions, and the efficient implementation of the Hedging Benchmark.

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Principal Investment Risks

The risks associated with an investment in the Fund can increase during times of significant volatility in the broad-based equity market.  The principal risks of the Fund include:
•	The risk that you could lose all or a portion of your investment in the Fund.
•
GFWM may be unable to fully determine the prospective market exposure of its clients’ holdings, when constructing the Hedging Benchmark, and may therefore have imperfect knowledge of the magnitude of risk to be hedged.

•
To the extent that a particular investor’s portfolio differs from the aggregate client assets analyzed to construct the Hedging Benchmark, the realized risk of an investor’s portfolio may differ from GFWM’s estimate, and the Fund may not be successful in providing protection against declines in the investor’s portfolio.

•
The Fund’s use of options (“derivatives”) involves additional risks and transaction costs, such as (i) the risk of adverse changes in the value of these instruments, (ii) the risk of imperfect correlation between the price of derivatives and movements in the price of the underlying securities or index, (iii) the fact that the use of derivatives requires different skills than those needed to select portfolio securities, and (iv) the risk of the possible absence of a liquid secondary market for a particular derivative at any moment in time.

•
Certain investments (such as options) and certain practices may have the effect of magnifying declines as well as increases in the Fund’s net asset value (“NAV”).  Losses from written put options can be substantial.  Losses from written call options can be unlimited to the extent of the Fund’s assets.

•
The Fund can experience losses through the purchase of options, including the complete loss of the amount invested.  A purchased option can lose partial value if the underlying index fails to move in a direction favorable to that type of option after the time of purchase or it can lose all of its value if the option expires while the underlying index is outside of the option’s specified payout range.  In addition, while an index option can gain value as the result of a favorable move in the underlying index (an upward move for call options or a downward move for put options), the Fund may lose some or all of that accumulated value if the purchased options are not sold (and the gains not realized) prior to any possible adverse reverse in the direction of the underlying index that would reduce the accumulated value.

•	There is a risk that a strategy used by the Fund may fail to produce the intended result. This risk is common to all mutual funds.
·	The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.
•
Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), its shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.

•
A higher portfolio turnover rate will result in the Fund paying more brokerage commissions and may generate greater tax liabilities for shareholders. Additionally, high portfolio turnover may adversely affect the ability of the Fund to meet its investment goals.

•	At times, the Fund may be constrained in its ability to use derivatives by an unanticipated inability to close positions when it would be most advantageous to do so.
•
Certain major exchanges on which options are traded have established limits on how much an option may decline over various time periods. If trading is halted, then the Fund may not be able to purchase or sell options contracts and may also be required to use a “fair value” method to price its outstanding contracts.

•	The derivatives in which the Fund invests are subject to loss of value over time, and may have no value at the time of their expiration.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Calendar Year Returns as of 12/31

HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)

Highest: 370.17% in 3rd Quarter 2011
Lowest: -96.75% in 2nd Quarter 2009

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 year	5 years	10 years
Return Before Taxes	-99.28%	-98.51%	-98.78%
Return After Taxes on Distributions	-99.28%	-98.51%	-98.78%
Return After Taxes on Distributions and Sale of Fund Shares	-64.53%	-31.57%	-17.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Advisor: Genworth Financial Wealth Management, Inc. (“GFWM”) is the investment advisor for the Fund (the “Advisor”).

Investment Sub-Advisor: Credit Suisse Asset Management, LLC (“CSAM”) is the Fund's sub-advisor.

Portfolio Managers: Nelson Louie, Managing Director of CSAM, has served as portfolio manager of the Fund since 2010.  Christopher Burton, CFA, Managing Director of CSAM, has served as portfolio manager of the Fund since 2005.  Tim Boss, Vice President of CSAM, has served as portfolio manager of the Fund since 2009.

Purchasing and Redeeming Shares

Shares of the Fund are not available for purchase by the general public.  The Fund is available only to certain private advisory clients of GFWM.  The Fund is designed for use in certain GFWM-sponsored strategies, and under normal market conditions represents only a small portion of clients’ overall portfolios.  Clients that select a strategy that uses the Fund will have a portion of their account allocated to the purchase of Fund shares by GFWM.  This allocation may significantly change over any investment period.  Generally, a client may only indirectly redeem Fund shares held in their account by closing the account and/or selecting an account strategy that does not use the Fund.  Under certain circumstances, a partial withdrawal from a client account may result in an indirect redemption of Fund shares in approximate proportion to the account’s interest in the Fund at the time of the withdrawal.

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Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or GFWM may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information about the Fund's Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

GOAL AND STRATEGIES

The Fund seeks to provide protection against declines in the value of the equity allocation of certain assets managed by GFWM for its private advisory clients. This investment goal may be changed by the Board without shareholder approval. The Fund is a no-load, non-diversified investment series of Genworth Financial Asset Management Funds (the “Trust”).

The Fund is used by GFWM within an asset allocation program to provide some measure of downside protection in the event that client assets sensitive to movements in the equity markets are exposed to the loss of significant value as a result of a severe and sustained decline in the broad-based equity market.  As the Fund’s investment advisor, GFWM analyzes various mutual funds and securities owned by certain of its private advisory clients and performs a statistical analysis of the return characteristics of these securities at the individual security and/or portfolio level. This periodic analysis may include a statistical analysis of the performance pattern of the mutual funds and the directly held securities.

Based on this analysis, as well as current market factors, GFWM periodically uses its judgment and discretion in creating a composite hedging benchmark, which it calls the Equity Hedging Benchmark (the “Hedging Benchmark”), in an attempt to identify a hedge for the equity market risk of certain assets owned by Fund shareholders.  In order to reduce the cost of the hedge GFWM may, and sometimes will, include Hedging Benchmark positions which by themselves would have a long equity market bias. GFWM instructs CSAM, the Fund’s sub-advisor, of the nature, timing and performance expectations related to and associated with the Hedging Benchmark.  CSAM then uses a quantitative and qualitative investment process to select investments designed to deliver Fund performance that tracks, within prescribed bounds, the performance of the Hedging Benchmark positions.  In pursuing the Fund’s objectives, CSAM, in its discretion, may increase or decrease the level of downside protection provided by the Fund, relative to the Hedging Benchmark, including potentially adjusting the long-bias positions identified in the Hedging Benchmark.  The value of your investment in the Fund generally will decrease when the broad-based equity market appreciates, is unchanged or experiences a modest decrease.  Conversely, when the value of the broad-based equity market experiences a severe and sustained decline, the value of your investment in the Fund generally will increase.

PORTFOLIO INVESTMENTS

To achieve its investment goal, the Fund may use the following instruments:
•	options on securities and stock indexes;
•	cash, cash equivalents and short-term market instruments;
•	money market funds; and
•	exchange-traded funds.

The Fund generally purchases broad-market index put options to seek favorable returns in anticipation of the risk that broad equity markets may decline in value.  To help offset the costs of purchasing those put options, the Fund may also write (sell) other index put options.  A put option on a stock index is a contract that gives the purchaser of the option, in return for a premium, the right to receive, and the writer of the option the obligation to pay, upon expiration of the option, the cash amount by which the exercise price of the option exceeds the closing value of the underlying stock index at expiration, multiplied by a specified “index multiplier.”  The index multiplier, when combined with the value of the stock index, represents the notional value of market exposure a single put option contract has.  The value of an index put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price.

In addition, the Fund may also utilize various options strategies, such as those commonly referred to as straddles, spreads, strangles, butterflies and condors.  These strategies involve combinations of positions in both put and call options.  Straddle and strangle strategies each consist of a combination of a call option and a put option on the same underlying index.  A spread strategy involves the buying and selling of the same type of option (a put or a call) on the same underlying index.  Condor and butterfly strategies each involve a series of options transactions on the same type of option and underlying index and with the same maturity date, but different strike prices.  The success of each of these strategies depends on many factors, primary among them, the volatility of the underlying index.  The Fund’s decision regarding whether or not to utilize a specific options strategy will depend upon an evaluation of the relative pricing of available options, market conditions, and the efficient implementation of the Hedging Benchmark.

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To the extent that the Fund invests in shares of money market funds or ETFs, the Fund will indirectly bear its proportionate share of the expenses of the underlying money market fund or ETF.

Defensive investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal. The Fund may also engage, to a limited extent, in other investment practices in order to achieve its investment goal. GFWM and CSAM currently intend to pursue the Fund’s investment goal regardless of market conditions.

The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities or the purchase of options on securities indexes and other investment companies.

Risk Factors

Investment in the Fund involves special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks when considering an investment in the Fund. The Fund alone does not constitute a balanced investment plan. Investors could lose money on their investments in the Fund, or the Fund may not perform as well as other investments.

Investments in the Fund are not bank deposits. They are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may use certain investment practices that have higher risks and opportunities associated with them. However, the Fund has limitations and policies designed to manage these risks. To the extent the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively.

When the broad-based equity market significantly decreases, the value of your investment in the Fund generally will increase.  If the broad-based equity market increases, is unchanged, or experiences a modest decrease, the value of your investment in the Fund generally will decrease.  The Fund is subject to the following principal risk factors:

Available Information Risk. Because the mutual funds held for GFWM’s clients are not required to contemporaneously report their current securities holdings to GFWM, GFWM may be unable to determine the aggregate current market exposure of all client accounts, and thus may have imperfect knowledge of the magnitude of the risk to be hedged.

Benchmark Risk. The Hedging Benchmark is based on an analysis of the securities holdings of certain GFWM private advisory clients, which include various mutual funds and directly held securities. An individual’s investment portfolio may differ from the aggregate client assets analyzed to create the Hedging Benchmark. As a result, the Fund may not be successful in achieving its intended goal with respect to any particular individual investment portfolio.

Derivatives Risk. The Fund’s use of options (“derivatives”) involves additional risks and transaction costs, such as (i) the risk of adverse changes in the value of these instruments, (ii) the risk of imperfect correlation between the price of derivatives and movements in the price of the underlying securities or index, (iii) the fact that use of derivatives requires different skills than those needed to select portfolio securities, (iv) the risk of the possible absence of a liquid secondary market for a particular derivative at any moment in time, and (v) the risk of loss of assets posted by the Fund as collateral or margin in connection with its transactions in derivatives.  The derivatives in which the Fund invests are subject to loss of value over time, and may have no value at the time of their expiration.

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Exposure Risk. Certain investments (such as options) and certain practices may have the effect of magnifying declines as well as increases in the Fund’s net asset value (“NAV”).  Losses from written put options can be substantial.  Losses from written call options can be unlimited to the extent of the Fund’s assets.

Management Risk. There is a risk that a strategy used by the Fund may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The market value of individual securities and securities indices may move up and down, sometimes rapidly and unpredictably. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. These fluctuations may cause an instrument to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  The value of the Fund’s investments in derivatives generally depends upon the value of the underlying security or index, all of which are subject to market risk.

Non-diversification Risk. The risk that adverse events affecting a single issuer or counterparty could cause a larger loss than if the Fund’s investments were diversified among a larger number of issuers or counterparties. The Fund is technically considered to be “non-diversified” primarily because the Options Clearing Corporation (“OCC”) is considered to be the issuer of the exchange-traded index options in which the Fund invests. In the unlikely event of the failure of the OCC or its inability to fulfill its obligations with respect to the options it has issued, the value of those options may decline, and therefore, the value of the investment in the Fund may decline more than if the Fund held a diversified portfolio of investments.

Portfolio Turnover Rate Risk. The Fund anticipates that the Fund may experience frequent share purchases and redemptions.  The Fund may on occasion trade Fund holdings in order to meet such purchase and redemption requests, which will cause the Fund to experience higher portfolio turnover. A higher portfolio turnover rate will result in the Fund paying more brokerage commissions and may generate greater tax liabilities for shareholders. Additionally, high portfolio turnover may adversely affect the ability of the Fund to meet its investment goals.

Regulatory Risk.   Various authorities, including the U.S. Congress and the SEC, have undertaken reviews of derivatives instruments generally.  These reviews could result in additional legislation or regulations in the near future, which may impose new regulatory requirements on the Fund with respect to its use of derivatives.  These new regulatory requirements could include restrictions on the ways in which the Fund uses derivatives and could result in the Fund bearing increased costs associated with its use of derivatives.

Trading Halt Risk. Certain major exchanges on which options are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option may decline over various time periods within a day. If an option contract’s price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs before the close of a trading day, the Fund may not be able to purchase or sell options contracts. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts.

Correlation Risk. The risk that changes in the value of a hedging instrument will not match those of the investment being hedged. Hedging is the use of one investment to offset the effects of another. Incomplete correlation can result in unanticipated risks.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Early Closing Risk. The risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on a particular day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in the trading day, the Fund might incur substantial trading losses.

Information Risk. The risk that key information about an issuer, security or market is inaccurate or unavailable.

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Interest Rate Risk. The risk of a decline in an investment’s market value attributable to changes in interest rates. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on Fund management or performance.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price than the price for which it can sell them.

Volatility Risk.  Overall volatility in the market is a major driving factor in the pricing of some derivatives, particularly put and call options.  Options may be purchased at a time of high market volatility and then, as the market volatility calms, these options will directly lose value, possibly significantly.

Expiration Risk.  Every option, once purchased, has a finite life, and from that initial time of purchase begins to lose a bit of its value for each day the position is maintained.  If held long enough (to expiration), and under certain market conditions, a purchased option can lose 100% of its purchased value due primarily to the passage of time.

DISCLOSURE of PORTFOLIO HOLDINGS

The Fund discloses its portfolio holdings semi-annually in shareholder reports and in quarterly SEC filings.  A further description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings can be found in the Fund’s Statement of Additional Information, which can be obtained free of charge by contacting the Trust or your financial advisor.

Management

About the Board of Trustees

The Board of Trustees (the “Board”) of the Trust supervises the Fund’s business affairs. The Board approves all significant agreements between the Fund and the Fund’s service providers.

About the Investment Advisors

The Investment Advisor. GFWM is located at 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523. As investment advisor to the Fund, GFWM is responsible for:
•	managing the day-to-day operations and business activities of the Fund;
•	determining the level and nature of the downside protection appropriate for the Fund;
•	evaluating and selecting a qualified investment sub-advisor to manage the Fund’s assets according to its investment goal and strategies;
•	monitoring the activities of the Fund’s sub-advisor and other vendors; and
•	providing office space and equipment.

GFWM is an investment advisor registered with the SEC.  The Advisor’s primary business is to operate the Genworth Financial Wealth Management, Inc. investment platform (the “GFWM Platform”), a managed account platform that is used by financial advisors, such as investment advisors and broker-dealers, to deliver investment advisory, asset allocation and back office administrative services to their clients.  Through the GFWM Platform, investors can invest in, among other things, a variety of asset allocation portfolios using open-end mutual funds and other investment vehicles.  In addition to the Fund, GFWM also acts as investment advisor to the GuideMarkSM and GuidePathSM Funds, a series of no-load mutual funds that are included among the many investment solutions made available through the GFWM Platform.  GFWM advised or administered approximately $19.5 billion in investor assets as of December 31, 2012, including mutual funds, variable annuities, ETFs and privately managed accounts.

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GFWM is a wholly owned subsidiary of Genworth Financial, Inc. (“Genworth”), a publicly held insurance holding company.

The Sub-Advisor. GFWM has engaged CSAM to manage all or a portion of the Fund’s portfolio according to its investment goal and strategies and any instructions received from GFWM.

CSAM, located at One Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks.  Credit Suisse AG provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.  As of November 30, 2012, CSAM had approximately $61.7 billion in assets under management.

Management Fees. During the fiscal year ended September 30, 2012 the Fund paid GFWM an investment management fee of 0%, net of waiver (based on a percentage of the Fund’s average daily net assets).  Separately, GFWM pays CSAM an annual sub-advisory fee of 0.85% of the average daily net assets of the Fund for its services as sub-advisor to the Fund.  The Fund is not responsible for payment of the annual sub-advisory fee.

A discussion of the basis for the Board’s approval of the Fund’s advisory and sub-advisory agreements is available in the Fund’s most recent Semi-Annual Report to Shareholders for the period ending March 31.

MEET THE PORTFOLIO MANAGERS

The advisory committee described below is primarily responsible for the day-to-day management of the Fund.

CSAM utilizes a team of portfolio managers and traders to manage the Fund (the “CSAM Committee”). The CSAM Committee presently includes Nelson Louie, Managing Director; Christopher Burton, Managing Director; and Tim Boss, Vice President.  CSAM has served as sub-advisor since the Fund’s inception.

NELSON LOUIE, Managing Director of CSAM, is responsible for overseeing trading and portfolio management of the team’s derivatives-based hedging strategies, enhanced indexing strategies and excess return strategies.  Mr. Louie re-joined CSAM in August 2010.  From May 2009 to August 2010, Mr. Louie was an Executive Director in the Commodity Index Products area at UBS Securities, LLC.  From 2007 to 2009, Mr. Louie was a Managing Director at AIG Financial Products responsible for North American marketing of commodities-based solutions.  From 1993 to 2007, Mr. Louie held positions within CSAM, where his responsibilities included portfolio management and overseeing a team that was responsible for enhanced commodity and equity index strategies, option based hedging solutions and option arbitrage products.  Mr. Louie was a member of CSAM’s portfolio management team for the Fund from its inception through May 2007.  Mr. Louie holds a BA in Economics from Union College.

CHRISTOPHER BURTON, CFA, Managing Director of CSAM, is a portfolio manager and trader specializing in derivatives. Mr. Burton is responsible for analyzing and implementing hedging strategies, indexing strategies, and excess return strategies for the Fund. Prior to joining CSAM in 2005, Mr. Burton served as an Analyst and Derivatives Strategist with Putnam Investments, where from 2002 to 2005 he developed analytical tools and managed their options-based yield enhancement strategies as well as exposure management strategies. Mr. Burton earned a BS in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business.  Additionally, Mr. Burton holds the Chartered Financial Analyst designation and has achieved Financial Risk Manager® Certification through the Global Association of Risk Professionals.

TIM BOSS, Vice President of CSAM, joined the Fund in 2009 as a portfolio manager. Prior to assuming this role, he served as a fixed-income trader focusing on cash and short duration agency and corporate securities at CSAM. Prior to joining CSAM in 2004, he worked at State Street Capital Markets as a mutual fund analyst. Mr. Boss holds an MBA and a BS in Finance from Rider University.

ADDITIONAL INFORMATION

The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of shares in the Fund.

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Account Policies

VALUATION OF FUND SHARES

You pay no sales charges on initial or subsequent investments in the Fund. Fund shares are priced at the Fund’s NAV per share, which is generally calculated at the later of the close of regular trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) or the time for settlement of the Fund’s options contracts, if any (typically 4:15 p.m. Eastern time), each day the NYSE is open for business. Your purchase order will be priced at the next NAV calculated after your order is received by the Fund. Your redemption request will be priced at the next NAV calculated after the Fund receives the request in proper form.

Options taken by the Fund are valued at the mean of the last bid and ask quotations at the close of the exchanges on which they are traded (typically 4:15 p.m. Eastern time).  The Fund values its securities and other holdings based on market quotations.  However, where market quotations are not readily available or are believed not to reflect market value at close of the securities or commodities exchanges on which they are traded, fair value of such securities is determined in good faith using consistently applied procedures established by the Valuation Committee (whose members have been approved by Board). The effect of valuing Fund holdings at fair value may be that the price determined may be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Valuation Committee determines that using this method would not represent fair value.

Some Fund securities may be listed on foreign exchanges that are open on days (such as Saturdays) when the Fund does not compute their prices. This could cause the value of the Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

PURCHASING FUND SHARES

The Fund is designed for professional money managers and knowledgeable investors who intend to invest in the Fund as part of a strategic or tactical asset allocation investment strategy. The Fund is not designed to be a stand-alone investment vehicle, but rather is to be used with certain other investments to provide a balance to the risks inherent in those investments.

Currently, only investors who have entered into an investment management agreement with GFWM are eligible to have shares of the Fund purchased for their custodial account. GFWM provides investors asset allocation services with respect to the Fund and other mutual funds based on an evaluation of an investor’s investment goals, risk preferences and investment time horizons. The Fund was developed to afford GFWM ready access to certain strategies designed to facilitate management of the risks inherent in allocating its clients’ assets among other available investment options. GFWM charges its clients fees for its services in addition to the expenses charged by the Fund. Investors should consult their investment professionals for more information.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  The Fund generally does not accept investments from non-U.S. investors and reserves the right to decline such investments.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, we will not be able to open a custodial account for you which holds Fund shares. If we are unable to verify your identity or the identity of any person authorized to act on your behalf, we reserve the right to close your account and/or take such other action we deem reasonable or required by law. If your account is closed, your Fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear.

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SELLING FUND SHARES

When selling shares, orders will be processed promptly and you will generally receive the proceeds within a week. Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen business days.

If the shares to be redeemed have a value of $100,000 or more, the Fund may require that your signature have an original Medallion Signature Guarantee from any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account have been changed within 30 days of your redemption request, your signature must have a Medallion Signature Guarantee regardless of the value of the shares being redeemed.

A Medallion Signature Guarantee helps protect against fraud. Please call us to ensure that your Medallion Signature Guarantee will be processed correctly.

GENERAL POLICIES

Unless you decline telephone privileges on your investment application, you may be responsible for any fraudulent telephone order as long as the Fund takes reasonable measures to verify the order.

The Fund reserves the right to:
•	refuse any purchase request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading;
•	refuse investments from non-U.S. investors;
•	refuse any purchase request in excess of 1% of the Fund’s total assets;
•
delay sending out redemption proceeds for up to seven days if doing so sooner would adversely affect the Fund (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions); and

•	make a “redemption in kind” (payment in portfolio securities rather than cash) if the amount you are redeeming is large enough to affect Fund operations.

Dividends, Distributions and Taxes

DISTRIBUTIONS

Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.  The Fund declares and distributes dividends from net investment income, if any, at least annually.  The Fund will distribute net realized capital gains, if any, at least annually, usually in November or December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements.  Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend.”  At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

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TAXES

Tax Considerations.  The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.  Generally, none or only a nominal portion of the Fund’s income dividends paid to you by the Fund are anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

Sale or Redemption of Fund Shares.  A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.   Beginning with the 2012 calendar year, your broker-dealer or other financial intermediary (such as a bank or financial advisor) (collectively, “broker-dealers”) will be required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also your cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the broker-dealer’s default method.  Shareholders should carefully review the cost basis information provided by the broker-dealer and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. Please contact your broker-dealer with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax.  For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Backup Withholding.  By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors.  Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.  Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements.  The Foreign Account Tax Compliance Act (“FATCA”) requires the reporting to the Internal Revenue Service of certain direct and indirect ownership of foreign financial accounts by U.S. persons.  Failure to provide this required information can result in a generally nonrefundable 30% tax on: (a) income dividends paid by the Fund after December 31, 2013 and (b) certain capital gain distributions (including proceeds arising from the sale Fund shares) paid by the Fund after December 31, 2016 to certain “foreign financial institutions” and “non-financial foreign entities.”

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This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Frequent Trading
Short-term or excessive trading (“frequent trading”) of a mutual fund’s shares by shareholders is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading could pose the risk of lower returns for long-term shareholders of the Fund.

Because all transactions in Fund shares are directed by GFWM, market timing by investors is unlikely to occur.

Nonetheless, the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund’s management or otherwise.  The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Index Description

The S&P 500 Index is a capitalization weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  The index does not reflect any deductions for fees, expenses or taxes.  A direct investment in an index is not possible.

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Financial Highlights

The financial highlights table is intended to help you understand the performance of the Fund for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. The following tables were derived from financial statements which were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report to shareholders (available upon request).

GENWORTH FINANCIAL CONTRA FUND(1)

	Year Ended September 30,
	2012	2011(2)	2010(3)	2009	2008(4)
Net Asset Value:
Beginning of year	$2,246.43	$79,515.00	$13,750,000	$1,370,250,000	$5,800,000,000
Operations:
Net investment loss	(2.42)	(9.34)	(2,080,360)	(7,000,000)	(81,500,000)
Net realized and unrealized loss on investment securities	(2,238.44)	(77,259.23)	(11,590,125)	(1,349,500,000)	(4,348,250,000)
Total From Operations	(2,240.86)	(77,268.57)	(13,670,485)	(1,356,500,000)	(4,429,750,000)
Net Asset Value:
End of year	$5.57	$2,246.43	$79,515	$13,750,000	$1,370,250,000
Total Return	(99.75)%	(97.17)%	(99.42)%	(99.00)%	(76.38)%
Supplemental Data and Ratios Net assets; end of year (000s)	$3,444	$114,631	$36,261	$25,501	$69,484
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.41%	1.59%
Ratio of expenses before expense reimbursement	3.37%	2.95%	2.60%	1.61%	1.72%
Ratio of net investment loss to average net assets	(1.75)%	(1.74)%	(1.74)%	(1.36)%	(1.08)%
Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)
During the year ended September 30, 2011, the Fund effected the following reverse stock split: May 20, 2011, 1 for 500. All historical per share information has been retroactively adjusted to reflect this reverse stock split.

(3)
During the year ended September 30, 2010, the Fund effected the following reverse stock splits: October 16, 2009, 1 for 100 and April 16, 2010, 1 for 500. All historical per share information has been retroactively adjusted to reflect these reverse stock splits.

(4)
During the year ended September 30, 2008, the Fund effected the following reverse stock split: May 19, 2008, 1 for 100. All historical per share information has been retroactively adjusted to reflect this reverse stock split.

Other Information

The Advisor has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (the “CFTC”) with respect to the Fund.   The Advisor is therefore not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Fund.  In addition, the Advisor is relying upon a related exclusion from the definition of commodity trading advisor under the CEA and the rules of the CFTC.  The CFTC has neither reviewed nor approved the Fund’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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Privacy Policy
for Genworth Financial Wealth Management, Inc.
and Genworth Financial Trust Company
Important Information. No action required.

At Genworth Financial and our family of companies, we appreciate your business and the trust you have placed in us.  Our privacy philosophy reflects the value of your trust. We are committed to protecting the personal data we obtain about you. Please know that we do not sell your personal data. In order to provide services or products to you, we may use your personal data. To further understand our Privacy Policy, please review the following details.

What personal data may we collect about you?

We may collect your personal data to provide you with the products or services you requested. We may obtain it from your application, your transactions with us, and outside parties such as consumer reporting agencies. We may collect personal data about you to process transactions and to prevent fraud. Where required, we will obtain your consent before collecting it. The personal data may include:

•	Name and address

•	Income and assets

•	Accounts at other institutions

•	Social security or taxpayer identification number

What do we do with your personal data?

We comply with Federal and State requirements related to the protection and use of your data. This means that we only share data where we are permitted or required to do so. We also may be required to obtain your authorization before disclosing certain types of personal data.

We may use your personal data in order to:

•	Process transactions

•	Respond to your requests

•	Prevent fraud

•	Comply with regulatory requirements

•	Share with you related products and services we offer

We do not sell personal data about current or former customers or their accounts. We do not share your personal data for marketing purposes. When affiliates or outside companies perform a service on our behalf, we may share your personal data with them. We require them to protect your personal data, and we only permit them to use your personal data to perform these services.

Examples of outside parties who may receive your personal data are:

•	Your agent or representative

•	Your brokerage firm

•	State or Federal authorities

•	Other companies or service providers supporting your policy, contract, or account.

How do we protect your personal data?

In order to protect your personal data, we maintain physical, electronic and procedural safeguards. We review these safeguards regularly in keeping with technological advancements. We restrict access to your personal data. We also train our employees in the proper handling of your personal data.

Our commitment to keeping you informed.

We will send you a Privacy Policy each year while you are our customer. In the event we broaden our data sharing practices, we will send you a new Privacy Policy.

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For Additional Information

More information about the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

These reports include financial statements, portfolio investments and detailed performance information. The annual report also provides a discussion of the market conditions and investment strategies that significantly affected Fund performance during the last fiscal year and includes the independent registered public accounting firm’s report.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund’s policies and its investments.   The Fund’s SAI is incorporated by reference into this Prospectus.

Please contact the Trust to obtain more information about the Fund, inquire about your account or request a free copy of the current annual/semi-annual report or SAI:

●	By telephone: 1-888-278-5809
●	By mail: Genworth Financial Asset Management Funds
Attn: Fund Compliance
2300 Contra Costa Boulevard, Suite 600
Pleasant Hill, CA 94523

You can also obtain copies of the SAI and other information about the Fund from your Financial Advisor.  The Trust does not make the SAI and Annual/Semi-Annual Reports available via the internet because the Trust does not maintain a public website.

You may review and obtain copies of the Fund’s information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Advisor:	Custodian:
Genworth Financial Wealth Management, Inc.	U.S. Bank National Association
2300 Contra Costa Boulevard, Suite 600	1555 North RiverCenter Drive, Suite 302
Pleasant Hill, CA 94523	Milwaukee, WI 53212

Fund Accountant, Fund Administrator and Transfer Agent:	Counsel:
U.S. Bancorp Fund Services, LLC	Stradley Ronon Stevens & Young, LLP
615 East Michigan Street	2600 One Commerce Square
Milwaukee, WI 53202	Philadelphia, PA 19103

Sub-advisor:	Independent Registered Public Accounting Firm:
Credit Suisse Asset Management, LLC	KPMG LLP
One Madison Avenue	777 East Wisconsin Avenue, Suite 1500
New York, NY 10010	Milwaukee, WI 53202

Distributor:
Capital Brokerage Corporation
(dba Genworth Financial Brokerage Corporation in Indiana)
6620 West Broad Street
Building 2
Richmond, VA 23230

SEC File No.: 811-08977

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STATEMENT OF ADDITIONAL INFORMATION

January 31, 2013

Genworth Financial Asset Management Funds

Genworth Financial Contra Fund

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus for Genworth Financial Asset Management Funds (the “Trust”) dated January 31, 2013, as amended or supplemented from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus. The Trust currently consists of one series: Genworth Financial Contra Fund (the “Fund”). Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. This SAI incorporates by reference the Trust’s Annual Report to Shareholders for the fiscal year ended September 30, 2012 (the “Annual Report”).  Copies of the Prospectus, Annual Report and information regarding the Fund’s current performance and the status of shareholder accounts may be obtained without charge by calling the Trust at (888) 278-5809 or by writing to the Trust at Genworth Financial Asset Management Funds, Attn: Fund Compliance, 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523.

CONTENTS

ORGANIZATION OF THE TRUST

The Trust is a non-diversified open-end management investment company that was organized as a statutory trust on September 8, 2005 under the laws of the State of Delaware. The Trust’s Declaration of Trust authorizes the Board of Trustees (the “Board” or the “Trustees”) to issue shares without limitation as to number and without par value.

The Fund was originally formed as a series of a Maryland corporation, first under the name Centurion Funds, Inc. in 1998, which was then changed to GE Private Asset Management Funds, Inc. in 2002.   The Fund was reorganized into a new series of the Trust in 2005 under the name, GE Private Asset Management Funds, after requisite stockholder approval. In July 2006, the Trust changed its name from GE Private Asset Management Funds to Genworth Financial Asset Management Funds.

INVESTMENT GOAL AND POLICIES

The Fund seeks to provide protection against declines in the value of the equity allocation of certain assets managed by Genworth Financial Wealth Management, Inc. (“GFWM”) for its private advisory clients. The following information supplements the discussion of the Fund’s investment goal and policies in the Prospectus. There are no assurances that the Fund will achieve its investment goal.

GFWM serves as investment advisor to the Fund. GFWM has engaged Credit Suisse Asset Management, LLC (“CSAM”) as a sub-advisor to the Fund.

Options, Futures and Currency Exchange Transactions

Stock Index Options.  The Fund may purchase and write exchange-listed and over-the-counter (“OTC”) put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.  The value of the index fluctuates with changes in the market values of the stocks that make up the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100 Index. Indexes may also be based on a particular industry or market segment.

Options on stock indexes are similar to options on stock except that (i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put), or is less than (in the case of a call), the closing value of the underlying index on the date of exercise, multiplied by a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

The Fund will primarily take positions in put options on stock indexes.  In addition, the Fund may also utilize various options strategies, such as those commonly referred to as straddles, spreads, strangles, butterflies and condors. These strategies involve combinations of positions in both put and call options.  Straddle and strangle strategies each consist of a combination of a call option and a put option on the same underlying index.  A spread strategy involves the buying and selling of the same type of option (a put or a call) on the same underlying index.  Condor and butterfly strategies each involve a series of options transactions on the same type of option and underlying index and with the same maturity date, but different strike prices.  The success of each of these strategies depends on many factors, primary among them, the volatility of the underlying index.  The Fund’s decision regarding whether or not to utilize a specific options strategy will depend upon an evaluation of the relative pricing of available options, market conditions, and the efficient implementation of the Fund’s investment goals.

OTC Options.  Subject to the limitations described above, the Fund may purchase OTC or dealer options or sell OTC options. Unlike exchange-listed options where an intermediary or clearing organization assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

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Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund.

Securities Options.  The Fund may write covered call options on stock and debt securities and may purchase U.S. exchange-traded and OTC put and call options.

The Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

In the case of options written by the Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by the Fund will normally have expiration dates between one and twelve months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. For example, the Fund may write (i) in-the-money call options when CSAM expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

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Prior to their expiration, put and call options may be sold in closing sale or purchase transactions (sales or purchases of options of the same series by the Fund prior to the exercise of options that it has purchased or written, respectively) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and have resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund’s ability to terminate options positions established in the over-the-counter market may be more limited than that for exchange-traded options. In addition, over-the-counter options involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities are considered to be investment grade.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held, written or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of GFWM or CSAM and certain affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

Futures Activities.    The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or consistent with CFTC regulations on foreign exchanges. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

The current view of the staff of the Securities and Exchange Commission (the “SEC”) is that a Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to reduce or eliminate any potential leveraging.

The over-the-counter market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad.

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Futures Contracts.  An interest rate futures contract provides for the future sale by one party and the purchase by another party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account an amount of cash or liquid securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” The Fund will also incur brokerage costs in connection with entering into futures transactions.

At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Options on Futures Contracts.  The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Swaps.  The Fund may enter into swaps relating to indexes. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in certain circumstances; for example, the subject security is illiquid, unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

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The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, GFWM or CSAM believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the “1940 Act”), and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. Where swaps are entered into other than for hedging purposes, the Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.  Various authorities, including the U.S. Congress and the SEC, have undertaken reviews of derivatives (including swaps) generally.  These reviews could result in additional legislation or regulations in the near future, which may impose new regulatory requirements on the Fund with respect to its use of derivatives.  These new regulatory requirements could include restrictions on the ways in which the Fund uses derivatives and also could result in the Fund bearing increased costs associated with its use of derivatives.

Asset Coverage for Forward Contracts, Options, Futures and Options on Futures.  The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities.

Additional Information on Other Investment Practices

U.S. Government Securities.    The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. Government Securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Securities of Other Investment Companies.  The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act.

DIAMONDS, SPDRs and iShares.  DIAMONDS (“Dow Jones Industrial Average Model New Depositary Shares”) and SPDRs (“Standard & Poor’s Depositary Receipts”) are exchange-traded funds (“ETFs”) which represent ownership in long-term unit investment trusts established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor’s Composite Stock Price Index, respectively. iShares are exchange-traded shares of series of investment companies that are designed to replicate the performance of U.S. or foreign equity market indexes or U.S. bond market indexes.

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ETFs may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an ETF is priced more attractively than securities in the underlying index. Because the expense associated with an investment in ETFs may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in ETFs may provide a cost-effective means of diversifying the Fund’s assets across a broad range of equity securities.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, Fund shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Fund’s investments in such investment companies are subject to limitations under the 1940 Act as set forth above and market availability.

The prices of ETFs are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of ETFs are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an ETF could adversely affect the liquidity and value of Fund shares.

Lending of Portfolio Securities.  The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the Fund’s total assets taken at value. The Fund will not lend portfolio securities to affiliates of GFWM or CSAM unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a “finder.”

By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not the Fund’s investment goal, income received could be used to pay the Fund’s expenses and would increase an investor’s total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Repurchase Agreements.  The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by CSAM. CSAM will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, CSAM will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

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Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Non-Publicly Traded and Illiquid Securities.  The Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as described below) and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Under current guidelines of the staff of the SEC, illiquid securities are considered to include, among other securities, purchased OTC options, certain cover for OTC options, securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Although the following investment techniques have been approved by the Board, the Fund presently has no intention of investing in these types of securities.

Depositary Receipts.  The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European and non-U.S. securities markets, respectively.

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Convertible Securities.  Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities generally provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments.  The Fund may purchase securities on a “when-issued” basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the Fund agrees to purchase when-issued, delayed-delivery securities or securities on a forward commitment basis, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. It is anticipated that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers.  Investments in securities of small- and medium-sized, emerging growth companies and companies with continuous operations of less than three years (“unseasoned issuers”) involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. Securities of these companies may also involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger, more established companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

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Rights Offerings and Purchase Warrants.  The Fund may invest in rights and warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a right or warrant is outstanding at the time the right or warrant is issued or is issued together with the right or warrant.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Borrowing.  The Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund’s net assets. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Defensive Investing.  The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal. The Fund may also engage, to a limited extent, in other investment practices in order to achieve its investment goal. GFWM and CSAM currently intend to pursue the Fund’s investment goal regardless of market conditions.

Other Investment Limitations

The investment limitations numbered 1 through 7 as presented below may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 8 through 13 may be changed by a vote of the Board at any time.

The Fund may not:

1.
Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 33 1/3% of the value of the Fund’s total assets at the time of such borrowing. For purposes of this restriction, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

2.
Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry. This limitation shall not apply to the purchase of U.S. Government Securities or the purchase of options on securities indexes.

3.	Make loans, except that the Fund may purchase or hold fixed-income securities, including structured securities, lend portfolio securities and enter into repurchase agreements.

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4.
Underwrite any securities issued by others except to the extent that investment in restricted securities and the sale of securities in accordance with the Fund’s investment goal, policies and limitations may be deemed to be underwriting.

5.
Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

6.
Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

7.	Issue any senior security except as permitted in the Fund’s investment limitations.

8.
Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

9.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

10.
Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts and options on futures contracts.

11.
Invest more than 15% of the Fund’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

12.
Invest in rights and warrants (other than rights and warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market value) would exceed 10% of the value of the Fund’s net assets.

13.	Make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets.

If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 12) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

Portfolio Valuation

The Prospectus discusses the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale (or in the case of a NASDAQ quoted security, at the NASDAQ official closing price) as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations.

If there are no such quotations, the value of the securities will be taken to be the lowest bid quotation (or sale bid, if only one bid is received) on the exchange or market. Options and futures positions taken by the Fund are valued at the mean of the last bid and ask quotations at the close of the exchanges on which they are traded (typically 4:15 p.m. Eastern time). The Fund values its securities and other holdings based on market quotations.  However, where market quotations are not readily available or are believed not to reflect market value at the close of the securities or commodities exchanges on which they are traded, fair value is determined in good faith using consistently applied procedures established by the Valuation Committee (whose members have been approved by the Fund’s Board).  The effect of valuing Fund holdings at fair value may be that the price determined might be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset.  Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Valuation Committee determines that using this method would not represent fair value.

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Notwithstanding the foregoing, in determining the market value of portfolio investments, the Fund may employ outside organizations (a “Pricing Service”) which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

Portfolio Transactions

CSAM, subject to the overall supervision of GFWM, is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment goal. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in domestic over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

CSAM will select specific portfolio investments and effect transactions for the Fund and in doing so, seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, CSAM will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. CSAM may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), to the Fund and/or other accounts over which it exercises investment discretion. CSAM may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if CSAM determines in good faith that the amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of CSAM. Research and other services received may be useful to CSAM in serving both the Fund and CSAM’s other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to CSAM in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses) that assist GFWM or CSAM in carrying out their responsibilities. Research received from brokers or dealers is supplemental to GFWM’s or CSAM’s own research program. The fees payable to GFWM under its advisory agreement with the Fund, and the fees payable to CSAM under its sub-advisory agreement with GFWM, are not reduced by reason of GFWM or CSAM receiving any brokerage and research services.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution. In no instance will portfolio securities knowingly be purchased from or sold to CSAM or its affiliates.

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The Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when GFWM or CSAM believe such practice to be otherwise in the Fund’s best interest.

The Fund has paid the following in brokerage commissions for portfolio transactions:

Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
9/30/12	9/30/11	9/30/10
$196,325	$428,500	$344,975

As of the fiscal year ended September 30, 2012, the Fund did not hold securities of its “regular brokers or dealers” as defined in the 1940 Act, or their parents.

Portfolio Turnover

As discussed in the Prospectus, the Trust anticipates that investors in the Fund, as part of a tactical or strategic asset allocation strategy, may frequently redeem or exchange shares of the Fund. The Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby resulting in higher portfolio turnover. Because the Fund’s portfolio turnover rate to a great extent will depend on the purchase, redemption and exchange activity of the Fund’s investors, it is difficult to estimate what the Fund’s actual turnover rate will be in the future.

The Fund’s portfolio turnover rate is calculated by the value of the investment securities purchased or sold, excluding all instruments whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments, including options and futures contracts, with remaining maturities of less than one year are excluded from the portfolio turnover rate. For the fiscal years ended September 30, 2012 and 2011, all of the Fund’s investments had a remaining maturity of less than one year, resulting in a portfolio turnover rate for those periods equal to zero.

The Fund’s portfolio turnover rates are as follows:

Fiscal Year Ended	Fiscal Year Ended
9/30/12	9/30/11
0%	0%

Disclosure of Portfolio Holdings

The Board has adopted a policy and procedures relating to the disclosure of the Fund’s portfolio holdings (the “Policy”).  Generally, the Policy restricts the disclosure of portfolio holdings to certain persons or entities, under certain conditions.  In all cases, the Trust’s Chief Compliance Officer (or designee) is responsible for authorizing the disclosure of the Fund’s portfolio holdings, and for monitoring that the Fund does not accept compensation or consideration of any sort in return for the preferential release of portfolio holdings.  Any such disclosure is made only if consistent with the general anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the Fund.

The Trust’s Chief Compliance Officer and staff are responsible for monitoring the disclosure of portfolio holdings and ensuring that any such disclosures are made in accordance with the Policy.  The Board has, through the adoption of the Policy, delegated the monitoring of the disclosure of portfolio holdings to the Advisor’s compliance staff.  The Board reviews the Policy for operational effectiveness and makes revisions as needed, in order to ensure that the disclosures are in the best interest of the shareholders and to address any conflicts between the shareholders of the Fund and those of the Advisor or any other affiliate of the Fund.

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In accordance with the Policy, the Fund will disclose its portfolio holdings periodically, to the extent required by applicable federal securities laws.  These disclosures include the filing of a complete schedule of the Fund’s portfolio holdings with the SEC semi-annually on Form N-CSR and following the Fund’s first and third fiscal quarters, on Form N-Q.  These filings are available to the public through the EDGAR Database on the SEC’s Internet website at:  http://www.sec.gov.  The Trust’s Chief Compliance Officer (or designee) will conduct periodic reviews of compliance with the procedures established by the Policy.

The Policy also provides that the Fund’s portfolio holdings may be released to selected third parties only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Fund or through a confidentiality agreement.

Under the Policy, the Fund also may share their portfolio holdings with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the Fund’s custodian, administrator, proxy voting vendor, consultants, legal counsel and independent registered public accounting firm as well as ratings agencies.  The Trust’s service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings by each service provider and its employees, either by law or by contract.

MANAGEMENT OF THE FUND

Trustees and Executive Officers of the Fund

Overall responsibility for management and supervision of the Fund rests with the Fund’s Board. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund’s distributor, investment advisor, sub-advisor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to CSAM, subject to supervision by GFWM.

The names and biographical information of the Trustees and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Non-Interested Trustees:

John A. Fibiger c/o Genworth Financial Asset Management Funds (“GFAM Funds”) 2300 Contra Costa Boulevard, Suite 600 Pleasant Hill, CA 94523-3967 Born: 1932	Lead Independent Trustee Trustee	Since 2010 Since 2004	Retired.	10
Trustee, GPS Funds II; Trustee, Genworth Variable Insurance Trust  (“GVIT”); Director, Fidelity Life Association (life insurance company); Director, Members Mutual Holding Co.; Member, Executive Committee, Austin Symphony Orchestra Board of Directors; Life Trustee, Museum of Science, Boston, Massachusetts.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Non-Interested Trustees:
Dwight M. Jaffee c/o GFAM Funds 2300 Contra Costa Boulevard, Suite 600 Pleasant Hill, CA 94523-3967 Born: 1943	Trustee	Since 2004	Willis H. Booth Professorship of Banking and Finance II, Walter A. Haas School of Business University of California, Berkeley (1998 to present).	1	Co-Chairman, Fisher Center for Real Estate & Urban Economics, University of California, Berkeley; Member, Academic Advisory Board, Fitch Ratings.

Douglas A. Paul c/o GFAM Funds 2300 Contra Costa Boulevard, Suite 600 Pleasant Hill, CA 94523-3967 Born: 1947	Trustee	Since 2004	Independent Consultant (2002 to present).	1	Independent Director, Capital Bank and Trust Company, a federal savings bank affiliated with The Capital Group Companies, Inc.

Interested Trustee:

Gurinder S. Ahluwalia** c/o GFAM Funds 2300 Contra Costa Boulevard, Suite 600 Pleasant Hill, CA 94523-3967 Born: 1965	Trustee and Chairman	Since 2005	President and CEO of Genworth Financial Wealth Management (“GFWM”) (2009 to present); Co-Chairman, GFWM (2008 to 2009); Vice-Chairman, AssetMark Investment Services, Inc. (2006 to 2008); President and Chairman, Genworth Financial Asset Management Inc. (2004 to 2008).	10
Trustee, GPS Funds II; Trustee, GVIT; Director, Genworth Financial Trust Company, GFWM, and Genworth Financial Asset Management, Inc.; Altegris Investment, Inc.; Altegris Portfolio Management, Inc. (d/b/a Altegris Funds); Ensaaf (nonprofit organization); Quantuvis Consulting, Inc.; Financial Advisors Inc. ; Centurion Capital Group Inc.; Centurion Financial Advisers Inc.

*	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Ahluwalia is a Trustee who is an “interested person” of the Fund as defined in the 1940 Act because Mr. Ahluwalia is an officer of GFWM and certain of its affiliates.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Executive Officers:

Carrie E. Hansen, CPA c/o GFAM Funds 2300 Contra Costa Boulevard, Suite 600 Pleasant Hill, CA 94523-3967 Born: 1970	President	Since 2008
President, GPS Funds I (2007 to present), GPS Funds II (2011 to present) and GVIT (2008 to 2012); Senior Vice President and  Chief Operations Officer, GFWM (2008 to present); Chairman, Genworth Financial Trust Company (2008 to present); Senior Vice President and Managing Director, GPS Funds I (2007 to 2008); Treasurer and Chief Compliance Officer, GFAM (2007 to 2008); Chief Compliance Officer, GPS Funds I (2005 to 2008); Treasurer, GPS Funds I (2001 to 2008); Senior Vice President, Chief Financial Officer and Chief Compliance Officer, GFWM, formerly AssetMark Investment Services, Inc. (2004 to 2007).

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
John Koval c/o GFAM Funds 2300 Contra Costa Boulevard, Suite 600 Pleasant Hill, CA 94523-3967 Born: 1966	Chief Compliance Officer and AML Compliance Officer	Since 2013	Senior Compliance Officer, GFWM (2011 to 2013); Chief Operating Officer, SEAL Capital, Inc. (2009 to 2010); Chief Compliance Officer, Cliffwood Partners LLC (2004 to 2009).

Robert J. Bannon c/o GFAM Funds 16501 Ventura Boulevard Suite 201 Encino, CA 91436-2095 Born: 1957	Vice President and Chief Risk Officer	Since 2010	Vice President and Chief Risk Officer, GPS Funds I (2010 to present), GPS Funds II (2011 to present) and GVIT (2010 to 2012); Senior Vice President and Chief Risk Officer, GFWM (2007 to present).

Starr E. Frohlich c/o GFAM Funds 2300 Contra Costa Boulevard, Suite 600 Pleasant Hill, CA 94523-3967 Born: 1972	Vice President and Treasurer	Since 2010
Vice President and Treasurer, GPS Funds I (2010 to present), GPS Funds II (2011 to present) and GVIT (2010 to 2012); Director of Fund Administration, GFWM (2010 to present); Vice President, U.S. Bancorp Fund Services, LLC (1997 to 2010).

Simi K. Gill c/o GFAM Funds 2300 Contra Costa Boulevard, Suite 600 Pleasant Hill, CA94523-3967 Born: 1973	Secretary	Since 2010	Assistant Director of Fund Administration, GFWM (2011 to present); Deputy Chief Compliance Officer, GFAM (2009 to 2011); Senior Compliance Officer, GFWM (2007 to 2011).

Regina M. Fink c/o GFAM Funds 16501 Ventura Boulevard Suite 201 Encino, CA 91436-2095 Born: 1956	Assistant Secretary Vice President	Since 2009 Since 2004	Vice President, Senior Counsel and Secretary, GFWM (2008 to present); Vice President, Senior Counsel and Secretary, GFAM (2002 to 2008).

As of January 1, 2013, none of the Trustees who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”), or his immediate family members, beneficially owned of record any securities in GFWM, CSAM or the principal underwriter of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with GFWM or CSAM or principal underwriter of the Fund.

Fund Leadership Structure

Overall responsibility for overseeing and managing the business and affairs of the Trust rests with the Board.  Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as GFWM and the Trust’s sub-advisor, administrator, transfer agent, distributor and custodian.  The Board is responsible for selecting these service providers, approving the terms of their contracts regarding the Fund, and exercising general oversight of the service providers.  The Board has appointed employees of certain of the Trust’s service providers to serve as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting to the Board regarding Trust operations.  The Board has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board on compliance matters, as well as a Chief Risk Officer, who regularly reports to the Board on risk-related matters.  The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other matters, approving the investment objectives, policies and procedures for the Fund.  The role of the Board and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust.

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The Board is currently composed of three Independent Trustees and one Trustee who is affiliated with GFWM  – Mr. Ahluwalia –  who is President and Chief Executive Officer of GFWM.  The Board has appointed Mr. Ahluwalia to serve in the role of Chairman.  The Independent Trustees have designated Mr. Fibiger as the Lead Independent Trustee.  As the Lead Independent Trustee, Mr. Fibiger participates in and helps to coordinate the preparation of agendas for the Board meetings and acts as a liaison between meetings among the Trust’s officers, other Trustees, GFWM, other service providers and independent legal counsel to the Independent Trustees.  The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time.

Board Committees.  The Trust has an Audit Committee, a Nominating Committee and a Valuation Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the Trust.  The members of the Valuation Committee are approved by the Board and consist in part of officers of the Trust.

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices, and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Trust for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to GFWM and affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. During the Fund’s most recent fiscal year, the Audit Committee met three times.

The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board. The Nominating Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Shareholders who want to recommend a nominee should send nominations to the Trust’s Secretary. The Nominating Committee did not meet during the Fund’s most recent fiscal year.

The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee meets as necessary when a price is not readily available and may take action by vote of any two Committee members.  During the Fund’s most recent fiscal year, the Valuation Committee met ten times.

Oversight of Risk.  The Board oversees risk as part of its general oversight of the Fund.  The Fund is subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Fund’s officers, GFWM and other Fund service providers perform risk management as part of the day-to-day operations of the Fund.  The Board recognizes that it is not possible to identify all risks that may affect the Fund and that it is not possible to develop processes or controls to eliminate all risks and their possible effects.  Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust, including reports related to the valuation of the Trust’s assets; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, GFWM, and the Trust’s sub-advisor, principal underwriter, fund administrator and transfer agent; (3) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (4) receiving and reviewing reports regarding key service providers; (5) meeting with and receiving reports from the Trust’s Chief Compliance Officer and other senior officers of the Trust and GFWM regarding the compliance procedures of the Trust and its service providers; and (6) meeting with and receiving reports from GFWM’s Chief Risk Officer and other management personnel to discuss risks related to the Fund’s investments and operations.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Qualifications and Experience.  The Board of Trustees believes that each of the Trustees has the qualifications, experiences, attributes and skills appropriate to serve as a Trustee of the Trust in light of the Trust’s business and structure.  Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with GFWM and other service providers, and the ability to exercise independent business judgment.  Also, in addition to a demonstrated record of academic, business and professional accomplishment, all of the Trustees have served on the Board for a number of years.  In their service to the Trust, the Trustees have gained substantial insight into the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders.  Generally, no one factor was decisive in determining that an individual should serve as a Trustee.  Set forth below is a brief description of the specific experience of each Trustee.  Additional details regarding the background of each Trustee are included in the chart earlier in this section.

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John A. Fibiger. Mr. Fibiger has served as a Trustee of the Trust since 2004 and as Lead Independent Trustee since 2010.  Mr. Fibiger also serves as trustee of other mutual funds managed by GFWM.  Mr. Fibiger has more than 40 years of experience in the insurance industry, including senior management experience and financial and actuarial experience.

Dwight M. Jaffee.  Mr. Jaffee has served as a Trustee of the Trust since 2004. Mr. Jaffee is the Willis Booth professor of banking, finance and real estate at the Haas School of Business, University of California at Berkeley, and has taught college- and graduate-level courses in finance and economics for more than 40 years.  Mr. Jaffee has a Ph.D. in economics from the Massachusetts Institute of Technology.

Douglas A. Paul.  Mr. Paul has served as a Trustee of the Trust since 2004.  Mr. Paul has more than 30 years of experience in the investment management industry, primarily focusing on legal, regulatory, and compliance matters.  Mr. Paul’s professional background includes serving as counsel and Director of Compliance for a large investment management and mutual fund group.

Gurinder S. Ahluwalia. Mr. Ahluwalia has served as a Trustee and Chairman of the Trust since 2005.  Mr. Ahluwalia is President and CEO of GFWM.  Mr. Ahluwalia has over 20 years of executive management experience with GE and Genworth Financial.

The Board believes that the Trust’s leadership and committee structure is appropriate because it provides a structure for the Board to oversee and to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  The Board’s leadership structure permits important roles for the President and CEO of GFWM, who serves as Chairman of the Trust and oversees GFWM’s day-to-day management of the Fund, and for the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees.  In addition, the committee structure provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee, (2) an effective forum for considering governance and other matters through the Nominating Committee, and (3) the ability to meet independently with independent counsel and outside the presence of management on financial, governance and risk-oversight related issues.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designations of Chairman or Lead Independent Trustee do not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.  The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Compensation

The following table shows the compensation paid by the Trust and other GFWM Mutual Funds to each Trustee during the Trust’s last fiscal year.  Neither the Trust nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Trust or Fund expenses.

No employee of GFWM or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust. The Trust pays each Independent Trustee an annual retainer fee of $12,000, along with an attendance fee of $1,000 for each in-person Board meeting and $500 for each telephonic Board meeting, plus expenses incurred in connection with attending such meetings.  The Lead Independent Trustee is paid an additional retainer fee of $1,000 per year.

For the fiscal year ended September 30, 2012, the Trustees were paid the following compensation as a Trustee of the Trust and as trustees of other funds in the GFWM Mutual Funds complex.

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Name of Trustee	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex Paid to Trustees2
Gurinder S. Ahluwalia1	$ 0	$ 0
John A. Fibiger	$17,000	$97,000
Dwight M. Jaffee	$16,000	$16,000
Douglas A. Paul	$16,000	$16,000
1
Mr. Ahluwalia is considered to be an interested person of each investment company advised by GFWM, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serves as a Trustee thereof without compensation.

2
The GFWM Mutual Funds complex consists of the Trust, which currently offers for sale one fund registered with the SEC and GPS Funds I and GPS Funds II, which collectively offer for sale 16 funds registered with the SEC.  In addition to the Trust, Mr. Fibiger also received compensation for services performed as a Trustee for the Genworth Variable Insurance Trust, which consisted of 13 funds at the time of its liquidation on January 27, 2012.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the GFWM Mutual Funds complex as of December 31, 2012:

Name of Trustee	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Gurinder S. Ahluwalia	$0	$0
John A. Fibiger	$0	$0
Dwight M. Jaffee	$0	$0
Douglas A. Paul	$0	$0

As of January 2, 2013, the Trustees and Officers as a group owned none of the outstanding shares of the Trust. To the knowledge of the Fund, as of January 2, 2013, the following shareholders or “groups” (as such term is defined in Section 13(d) of the 1934 Act) owned of record and may be deemed to have beneficially owned more than 5% of the shares of the Fund:

Shareholder	Percent Ownership
Genworth Financial Trust Company*	100.0%
3200 North Central Avenue, 7th Floor Phoenix, AZ 85012
*
Genworth Financial Trust Company may be deemed to control the Fund because its affiliate, GFWM, has complete investment discretion and voting authority with respect to the shares of the Fund held by its clients.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

Investment Advisor and Sub-Advisor

GFWM, a California corporation, located at 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523-3967, serves as the investment advisor to the Fund. GFWM is registered as an investment advisor with the SEC.  GFWM is a subsidiary of Genworth Financial, Inc. (NYSE: GNW) (“Genworth”), a leading Fortune 500 insurance holding company dedicated to helping people secure their financial lives, families and futures.

CSAM, located at One Madison Avenue, New York, NY 10010, serves as sub-advisor to the Fund and is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks.  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

GFWM serves as investment advisor to the Fund pursuant to an investment advisory agreement (“Advisory Agreement”).  GFWM has served as the investment adviser to the Fund since the Fund’s inception in 2004.  Fund shareholders approved the current Investment Advisory Agreement between GFAM Funds and GFWM on January 30, 2006. GFWM, in turn, has entered into an investment sub-advisory agreement (“Sub-Advisory Agreement”) with CSAM to manage all or a portion of the Fund’s portfolio according to its investment goal and strategies.  GFWM bears all expenses in connection with the performance of its services under the applicable Investment Advisory Agreement or Sub-Advisory Agreement. The Fund pays GFWM a fee for services provided under the Investment Advisory Agreement that is computed daily and paid monthly at the annual rate equal to 1.20%, net of waiver, of the average daily net assets of the Fund. From this amount, GFWM pays CSAM a fee for services provided under the Sub-Advisory Agreement that is likewise computed daily and paid monthly at the annual rate equal to 0.85% of the average daily net assets of the Fund. GFWM and/or CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

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GFWM has entered into an Expense Waiver and Reimbursement Agreement with the Trust on behalf of the Fund that is in place through January 31, 2014, and may be continued thereafter. Under the Agreement, GFWM has agreed to waive its fees and/or pay Fund expenses to the extent necessary to ensure that the Net Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees, securities lending expense offset amounts, acquired fund fees and expenses, and non-routine expenses) do not exceed 1.75% of the Fund’s average daily net assets. If the Fund’s expense level would fall below the 1.75% annual limit, the Agreement provides that the Fund may maintain expenses at the limit so that GFWM may be reimbursed by the Fund for fees previously waived and expenses previously paid for up to three years from the end of the fiscal year in which the fees were waived or expenses paid, provided the reimbursement will not cause the Fund’s Net Annual Fund Operating Expenses to exceed the 1.75% limit.

The net advisory fees paid by the Fund to GFWM for the following fiscal years were:

	Advisory Fees Incurred	Waived Fees and/or Reimbursed expenses by Adviser	Recouped Fees and Expenses	Net Fees paid to the Adviser

Year Ended September 30, 2012	$202,183	$272,761	$0	$0
Year Ended September 30, 2011	$372,266	$373,024	$0	$0
Year Ended September 30, 2010	$421,978	$298,615	$0	$123,363

Waived expenses subject to potential recovery are as follows:

Year of Expiration
9/30/2015	9/30/2014	9/30/2013
$272,761	$373,024	$298,615

Portfolio Managers

The following chart lists the Fund’s portfolio managers, the number of each portfolio manager’s managed accounts per investment category, the number of accounts managed where the advisory fee is based on the performance of the account and the total assets in each category of managed accounts at the end of the September 30, 2012 fiscal year. Listed below the chart is information as of September 30, 2012 regarding: (i) each portfolio manager’s beneficial ownership of the Fund, (ii) a description of the portfolio managers’ compensation structure and (iii) a description of any material conflicts that may arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by each portfolio manager.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Nelson Louie	6	10	13	0	1	0
	$6.5 billion	$2.6 billion	$1.8 billion	$0	$22.6 million	$0

Christopher Burton	6	10	13	0	1	0
	$6.5 billion	$2.6 billion	$1.8 billion	$0	$22.6 million	$0

Tim Boss	6	10	13	0	1	0
	$6.5 billion	$2.6 billion	$1.8 billion	$0	$22.6 million	$0

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As of September 30, 2012, the portfolio managers did not own shares of beneficial interest in the Fund.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. CSAM has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If CSAM believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. CSAM may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event CSAM aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time, all clients receive fair treatment consistent with CSAM’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by CSAM’s affiliates and accounts in which CSAM’s officers, directors, agents, employees or affiliates own interests. CSAM may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

CSAM’s compensation to the portfolio managers of the Fund includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of the Fund or other account. The factors taken into account in determining a portfolio manager’s bonus include assets held in the Fund and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship, and other factors deemed relevant by CSAM management.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares, subject to certain terms and conditions.

Like all employees of CSAM, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Distributor

Capital Brokerage Corporation (“CBC”) is the Fund’s distributor pursuant to a Distribution Agreement. CBC offers the Fund’s shares on a continuous basis. CBC is located at 6620 West Broad Street, Building 2, Richmond, VA 23230. CBC is a member of the Genworth family of companies.  The Fund did not pay any commissions or other compensation to the distributor during the Fund’s most recent fiscal year.

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PROXY VOTING GUIDELINES

The following information is a summary of the proxy voting guidelines for GFWM and CSAM.  Information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained on the SEC’s website at http://www.sec.gov.

GENWORTH FINANCIAL WEALTH MANAGEMENT, INC.
GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

I	BACKGROUND

In accordance with Rule 206(4)-6 under the Advisers Act, a registered investment adviser should adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy upon request.  Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II	POLICY

GFWM owes each client duties of care and loyalty with respect to the services undertaken for them, including the voting of proxies. In those circumstances where GFWM will be voting proxies of portfolio securities held directly by a client, GFWM, guided by general fiduciary principles, will act prudently and solely in the best interest of its clients.  GFWM will attempt to consider all factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

If the account is invested in a GFAM Investment Solution or invested in Private Client Group (“PCG”) accounts custodied at Genworth Financial Trust Company (“GFTC”), an affiliated trust company, the client designates GFAM as its agent to vote the proxies on securities in the account.  GFAM may consult with the Investment Management Firm who recommended the security for their recommendation on the manner in which to vote the proxy.  PCG clients retain the right to vote proxies if their account is held at Schwab.  If the client account is invested in a MF, ETF or VA investment solution under the Referral Model, GFWM, through its Investment Strategies Group (“ISG”) will vote proxies on behalf of clients.

If the account is invested in a CMA or a third party IMA Investment Solution, the client designates the applicable Investment Management Firm as its agent to vote proxies on securities in the account. However, the client retains the right to vote proxies and may do so by notifying GFWM in writing of the desire to vote future proxies.

The designation of GFAM, the Investment Management Firm, or the client to vote proxies may not apply to securities that may have been loaned pursuant to a securities lending arrangement.

For the sub-advised proprietary mutual funds, GFWM generally has contractually delegated each Fund’s proxy voting authority to its respective Sub-Advisor(s), as applicable.  The Compliance group monitors proxy voting activities of GFWM and the Sub-Advisors to ensure compliance with underlying proxy voting guidelines; coordinates the preparation of the annual Form N-PX filing; and performs an annual review of the Funds’ proxy voting program to confirm that review, monitoring and filing processes are satisfied.  GFWM will review each Sub-Advisor’s proxy voting guidelines to ensure that they meet the standards set forth from time to time by the SEC.  GFWM will report to the Boards at least annually regarding the compliance of GFWM’s proxy voting guidelines and each Sub-Advisor’s proxy voting guidelines with such SEC standards, including the procedures that GFWM and each Sub-Advisor uses when a vote presents a conflict between the interests of Fund shareholders and those of GFWM or the Sub-Advisor, respectively.  The Sub-Advisors shall report to GFWM on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved.  GFWM shall provide such reports to the Board at the next regular meeting of the Board after such reports were received from the Sub-Advisors.  GFWM will also report to the Board at least annually on any conflicts of interest that arose from its own proxy votes and how such conflicts were resolved.

In the instance of the Trusts held in client accounts under the Referral Model, GFTC will vote 100% of the shares it holds in custody for GFWM clients in the proportion of the votes received from beneficial shareholders whose shares GFTC holds in custody. This is known as “mirror voting.”

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III	RESPONSIBILITY

GFAM and ISG are responsible for monitoring the votes cast by the independent proxy voting service. For paper proxies received on mutual funds held in the Referral Model accounts (other than GFAM investment solutions), ISG is responsible for voting these proxies.  For paper proxies received on mutual funds held in the GFAM investment solutions, GFAM is responsible for voting these proxies.  On an annual basis both managers of GFAM and ISG will certify that they have voted in a manner consistent with their fiduciary duties to their clients.

The Compliance group is responsible for overseeing and monitoring compliance with the Proxy Voting Policy.  To this end, Compliance will verify that proxies are voted in accordance with the policy and in a timely manner, by sampling proxies voted on a periodic basis.

IV	PROCEDURES

Use of Independent Proxy Voting Service
For certain holdings in client accounts, GFWM has contracted with Glass Lewis & Co. (“GL”) to vote proxies on its behalf and has adopted the GL Proxy Paper Policy Guidelines.  Under this arrangement, GL is contracted to vote all proxies according to the adopted guidelines, and is charged with ensuring timely votes. These guidelines outline in detail the method for determining how to vote, and are found in Exhibit A to the GL Proxy Paper Policy Guidelines.  Under this arrangement, GL will generally vote all securities that are eligible to be voted using the Broadridge ProxyEdge system. This arrangement only includes securities where the custodian or transfer agent can be instructed to deliver proxies directly to the ProxyEdge system. Securities exempted are generally those not custodied or sub-custodied at a broker-dealer or at any transfer agent for the Trusts, such as mutual fund shares that are held in omnibus accounts directly with a mutual fund family. For such securities, GFWM will vote these shares directly and not use the ProxyEdge system, but will generally follow the GL guidelines, unless GFWM is provided with direction from third party Investment Management Firms, as noted below.

GFWM retains the authority, in its discretion, to override any votes cast by GL. Because GFAM relies on third party Investment Management Firms to provide individual securities selections for investments in its client accounts, these firms may provide direction on how to vote proxies. When GFAM receives specific instructions, GFAM is likely to override the vote cast by GL, if it is different than the GL recommendation. Similarly, it is possible that GFWM’s ISG department may receive guidance from Investment Management Firms that act as portfolio strategists on voting securities in Referral Model accounts utilizing their model strategies. In such cases, ISG may also choose to override the vote cast by GL, if it is different than the GL recommendation.  Documentation of the override will be retained.

GL’s guidelines outline GFWM’s duties to clients when voting proxies. GFWM is responsible in certain circumstances to ensure its fiduciary duties are exercised appropriately.

Summarized Proxy Voting Guidelines
These summarized guidelines apply to proxies received through ProxyEdge, as well as outside of the ProxyEdge system.

1.	Duty of Care
GL’s proxy policy ensures the monitoring of corporate events and the voting of client proxies.  As noted above, in certain instances GFWM will vote shares directly but generally follow GL guidelines.  However, there may be instances when it is in the best interests of the client to refrain from voting (such as when GFWM determines that the cost of voting exceeds the expected benefit to the client).

2.	Duty of Loyalty
GFWM, with assistance from GL, will ensure proxy votes are cast in a manner consistent with the best interests of the client. GFWM and/or GL will use the following process to address conflicts of interest: a) identify potential conflicts of interest; b) determine which conflicts, if any, are material; and c) establish procedures to ensure that GFWM’s voting decisions are based on the best interests of clients and are not a product of the conflict.

a)	Identify Potential Conflicts of Interest.
Conflicts of interest may occur due to business, personal or family relationships. Potential conflicts may include votes affecting GFWM or its affiliates. An example of a potential conflict would be the solicitation of proxies to vote on the approval of a 12b-1 plan for a mutual fund in which GFWM client assets are invested when that fund, or a service provider to that fund, pays, or may potentially pay, administrative service fees to GFWM’s affiliate, GFTC. Another potential conflict of interest may be for GFWM to cast a vote for a proxy issued by the GPS Funds, since it directly manages the fund of funds, or for GFWM to cast a vote for a proxy issued by the Altegris Funds, since these funds are managed by an affiliate of GFWM.

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b)	Determine which Conflicts are Material.
A “material” conflict should generally be considered as one that is reasonably likely to be viewed as important by the average shareholder. For example, an issue may not be viewed as material unless it has the potential to affect at least 1% of an advisor’s annual revenue.

c)	Establish Procedures to Address Material Conflicts.
GFWM has established multiple methods to address voting items it has identified as those in which it has a material conflict of interest.

▪	Use an independent third party to recommend how a proxy presenting a conflict should be voted or authorize the third party to vote the proxy. GFWM’s use of GL facilitates this process.
▪	Refer the proposal to the client and obtain the client’s instruction on how to vote.
▪	Disclose the conflict to the client and obtain the client’s consent to GFWM’s vote.

3.	Additional Considerations
GFWM may have different voting policies and procedures for different clients and may vote proxies of different clients differently, if appropriate in the fulfillment of its duties.

Voting differently for crossheld Mutual Funds and ETFs in Referral Model accounts and GFAM investment solutions

In certain cases, a situation may arise where GFAM or ISG may determine to vote contrary to GL’s vote due to guidance received from an Investment Management Firm. In such an event, the appropriate staff of either department will access the ProxyEdge system and override the votes attributable to that department’s strategies only, leaving the other shares voted pursuant to the GL guidelines. In this manner, the votes may be split, as provided for above. The department making the change will document the decision and retain these records in accordance with the books and records requirements of the Advisers Act.

Proxy Voting Involving GuidePath Fund of Funds
Certain Funds advised by GFWM operate as a “fund of funds” (“FOFs”) by investing their assets in exchange-traded securities of other investment companies and other open-end investment companies. Additionally, the FOFs invest in funds that are proprietary to GFWM or to its affiliates, such as the GuideMark Funds or the Altegris Funds (“Underlying Proprietary Funds”). Proxy voting described in this section refers to the GuidePath FOFs.

1.      Voting Proxies of Underlying Funds

a)      Where a FOFs is not the Sole Shareholder of the Underlying Fund
If a FOFs is not the Sole Shareholder of the Underlying Proprietary Fund and there is no material conflict of interest, GFWM will vote proxies relating to shares of the Underlying Proprietary Fund in the same proportion as the vote of all other holders of such Underlying Proprietary Fund shares.

Note:  The Participation Agreements entered into by a FOFs to take advantage of certain Section 12 exemptive relief requires that if, as a result of a decrease in an Underlying Fund’s outstanding shares, a FOFs’ Advisory Group1 or any FOFs’ Sub-Advisory Group2, each in the aggregate, becomes a holder or beneficial owner of more than 25% of the outstanding shares of an Underlying Fund, a FOFs’ Advisory Group or a FOFs’ Sub-Advisory Group, as applicable, will vote its shares of the Underlying Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

1   A “FOFs’ Advisory Group” consists of GFWM and any person controlling, controlled by, or under common control with GFWM, and any investment company and any issuer that would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act that is advised by GFWM or any person controlling, controlled by, or under common control with GFWM.

2   A “FOFs’ Sub-Advisory Group” consists of any subadvisor to a FOF, any person controlling, controlled by, or under common control with such subadvisor, and any investment company or issuer that would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised by such subadvisor or any person controlling, controlled by or under common control with such subadvisor.

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b)      Where a FOFs is the Sole Shareholder of the Underlying Fund
In the event that one or more FOFs are the sole shareholders of an Underlying Fund, GFWM or the Sub-Advisor(s) to GuidePath Funds will vote proxies relating to the shares of the Underlying Proprietary Fund as set forth below unless the Board elects to have a FOF seek voting instructions from the shareholders of a FOF in which case a FOF will vote proxies relating to shares of the Underlying Proprietary Fund in the same proportion as the instructions timely received from such shareholders.

•	Where Both the Underlying Fund and a FOFs are Voting on Substantially Identical Proposals
In the event that the Underlying Proprietary Fund and a FOFs are voting on substantially identical proposals (the “Substantially Identical Proposal”), then GFWM or the Sub-Advisor(s) of GuidePath Funds will vote proxies relating to shares of the Underlying Proprietary Fund in the same proportion as the vote of the shareholders of a FOFs on the Substantially Identical Proposal.

•	Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By a FOFs

o	Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and GFWM or the Sub-Advisor(s) Relating to the Proposal
In the event that a FOFs is voting on a proposal of the Underlying Proprietary Fund and a FOFs is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Proprietary Fund and GFWM or the Sub-Advisor(s) relating to the Proposal, then GFWM or the Sub-Advisor(s) will vote proxies relating to the shares of the Underlying Fund pursuant to their respective Proxy Voting Procedures.

o	Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and GFWM or the Sub-Advisor(s) Relating to the Proposal

In the event that a FOFs is voting on a proposal of the Underlying Proprietary Fund and a FOFs is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Proprietary Fund and GFWM or the Sub-Advisor(s) relating to the Proposal, then a FOFs will seek voting instructions from the shareholders of a FOFs on the proposal and will vote proxies relating to shares of the Underlying Proprietary Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which GFWM or a Sub-Advisor, or one of their affiliates, has a material economic interest.

Disclosure Requirements
In addition to implementing these policies regarding the voting of proxies, GFWM shall also provide clients with a concise summary of its Proxy Voting Policy and, upon request, provide clients with a copy of this Policy. It is anticipated that GFWM will usually provide clients with the summary of its Policy by delivery of its Rule 204-3 disclosure document, Form ADV Part 2A and Appendix 1, as applicable to the services provided the client. This concise summary will also disclose how clients may obtain information about how GFWM voted their securities.

Record Keeping Requirements
GFWM will retain the following types of records relating to proxy voting:
1.	This Proxy Voting Policy and all amendments thereto, as well as the GL guidelines.
2.
Proxy statements received for client securities.  GFWM may rely on proxy statements filed on EDGAR instead of keeping copies or, if applicable, rely on statements maintained by a proxy voting service provided that GFWM has obtained an undertaking from the service that it will provide a copy of the statements promptly upon request.

3.
Records of votes cast on behalf of clients by GFWM or GL.  GFWM relies on the records of proxy voted pursuant to GL’s recommendations as maintained in ProxyEdge.  The records of votes cast shall also include documentation of any GFAM or ISG overrides of a GL recommendation.

4.	Any document prepared by GFWM that is material to making a proxy voting decision or that memorialized the basis for that decision.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES
Introduction
Credit Suisse Asset Management, LLC (“CSAM”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires CSAM to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Credit Suisse Funds”), and the Genworth Financial Contra Fund, a series of Genworth Financial Asset Management Funds (collectively, the “Funds”) which have engaged CSAM as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy
The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of CSAM’s clients.  The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee
The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts
CSAM is the part of the asset management business of Credit Suisse AG, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients’ accounts.  The interests of CSAM and/or its affiliates and personnel may conflict with the interests of Credit Suisse AG’s clients in connection with any proxy issue.  In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent
In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

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Recordkeeping
CSAM is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:
•	a copy of the Policy;
•	a copy of each proxy statement received on behalf of CSAM clients;
•	a record of each vote cast on behalf of CSAM clients;
•	a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
•	a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure
CSAM will describe the Policy to each client.  Upon request, CSAM will provide any client with a copy of the Policy.  CSAM will also disclose to its clients how they can obtain information on their proxy votes.
ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures
The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY
Operational Items
Adjourn Meeting
Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.
Amend Quorum Requirements
Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.
Amend Minor Bylaws
Generally vote for bylaw or charter changes that are of a housekeeping nature.
Change Date, Time, or Location of Annual Meeting
Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
Ratify Auditors
Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Table of Contents - Statement of Additional Information

Board of Directors
Voting on Director Nominees in Uncontested Elections
Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.
Cumulative Voting
Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.
Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.
Filling Vacancies/Removal of Directors
Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.
Independent Chairman (Separate Chairman/CEO)
Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) two-thirds independent board; (3) all independent key committees; or (4) established governance guidelines.
Majority of Independent Directors
Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.
Term Limits
Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests
Voting on Director Nominees in Contested Elections
Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.
Amend Bylaws without Shareholder Consent
Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Table of Contents - Statement of Additional Information

Confidential Voting
Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.
Cumulative Voting
Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a case-by-case basis.
Amend Bylaws without Shareholder Consent
Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.
Poison Pills (Shareholder Rights Plans)
Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.
Shareholders’ Ability to Act by Written Consent
Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.
Shareholders’ Ability to Call Special Meetings
Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.
Supermajority Vote Requirements
Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring
Appraisal Rights
Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.
Asset Purchases
Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).
Asset Sales
Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest
Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Table of Contents - Statement of Additional Information

Reverse Leveraged Buyouts
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.
Joint Ventures
Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.
Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.
Private Placements
Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
Prepackaged Bankruptcy Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Recapitalization
Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.
Reverse Stock Splits
Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.
Spinoffs
Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure
Value Maximization Proposals
Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Table of Contents - Statement of Additional Information

Capital Structure
Adjustments to Par Value of Common Stock
Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.
Preemptive Rights
Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock.
Preferred Stock
Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
Recapitalization
Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.
Reverse Stock Splits
Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.
Share Repurchase Programs
Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions: Splits and Dividends
Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.
Tracking Stock
Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Table of Contents - Statement of Additional Information

Executive and Director Compensation
Executive and Director Compensation
Votes on compensation plans for directors are determined on a case-by-case basis.
Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.
Director Retirement Plans
Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.
Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (“VPD”) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent.
Incentive Bonus Plans and Tax Deductibility Proposals
Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.
Employee Stock Ownership Plans (“ESOPs”)
Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
401(k) Employee Benefit Plans
Generally vote for proposals to implement a 401(k) savings plan for employees.
Shareholder Proposals Regarding Executive and Director Pay
Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
Performance-Based Option Proposals
Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.
Stock Option Expensing
Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.
Golden and Tin Parachutes
Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

Table of Contents - Statement of Additional Information

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The offering price of the Fund’s shares is equal to the Fund’s per share net asset value. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectus.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (“NYSE”) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.

If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

EXCHANGE PRIVILEGE

You may only exchange shares of the Fund for shares of another Fund offered by the Trust.  Currently, there are no Fund exchange privileges.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “fund”) under Subchapter M of the Code.  If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement - the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement - the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

Table of Contents - Statement of Additional Information

•
Asset Diversification Test - the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance.  See, “Taxation of Fund Distributions - Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors –Capital gain dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.  Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Table of Contents - Statement of Additional Information

The Fund does not expect to distribute realized capital gains to the extent such capital gains are offset by capital loss carryovers. The Fund cannot carry back or carry forward any net operating losses. As of September 30, 2012, the Fund had capital loss carryovers available for federal income tax purposes, which expire in the year indicated:

	Amount	Expires September 30,
	$94,073,472	2013
	36,133,024	2014
	50,953,953	2015
	71,382,038	2016
	–	2017
	24,873,270	2018
	114,250,262	2019
Short Term Capital Loss Carryover	31,231,840	Indefinite
Long Term Capital Loss Carryover	46,847,760	Indefinite

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below).  A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed capital gains.  The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

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Federal excise tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income.  The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year.  Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31.  Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income.  The Fund receives ordinary income generally in the form of dividends and/or interest on its investments.  The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital.  Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments.

Qualified dividend income for individuals. Amounts reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.  Either none or only a nominal portion of the dividends paid by the Fund will be qualified dividend income because the Fund does not invest primarily in stocks of domestic corporations and qualified foreign corporations.

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Dividends-received deduction for corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor.  Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.  Either none or only a nominal portion of the dividends paid by the Fund will be qualified dividend income because the Fund does not invest primarily in stocks of domestic corporations.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

U.S. government securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations) generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012.  “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

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Sales, Exchanges and Redemptions of Fund Shares.  Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. Your broker-dealer or other financial intermediary (such as a bank or financial advisor) (collectively, “broker-dealers”) is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  Your broker-dealer will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS.  However your broker-dealer is not required to, and in many cases, does not possess the information to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the broker-dealer and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.  Please contact your broker-dealer with respect to reporting of cost basis and available elections for your account.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Extraordinary dividends. If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose generally is a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Reportable transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Goals and Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

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In general. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, futures, forward contracts, swap agreements and hedging transactions.  In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.  Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions.  The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital.  In certain cases, the Fund may make an election to treat such gain or loss as capital.

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PFIC investments.  The Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs.  Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election.  If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investments in securities of uncertain tax character.   The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.  By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

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In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), a short-term capital gain dividend reported by the Fund to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

Interest-related dividends. With respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Fund to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Fund to report, and the Fund reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. Federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

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U.S. tax certification rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of: (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2016 to (i) a foreign financial institution (“FFI”) unless the FFI becomes a “participating FFI” by entering into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) and thereby agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the U.S. tax certification rules described above.  The scope of these requirements remains unclear, and shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Alternatively, the U.S. Treasury is in various stages of negotiations with a number of foreign governments with respect to one or more other approaches to implement FATCA.  Under one proposed model agreement, FFIs located in a foreign country that enters into an intergovernmental agreement with the U.S. Treasury would be required to report U.S.-owned account information directly to their local tax authority, rather than to the IRS. The local tax authority would then automatically share that information with the IRS.  Under another approach, FFIs located in a foreign country that enters into an intergovernmental agreement would not need to enter into a separate FFI Agreement with the IRS, provided each FFI registers with the IRS.  Under this approach, the FFIs would be required to report U.S.-owned account information directly to the IRS as opposed to reporting via the local tax authority.

Effect of Future Legislation; Local Tax Considerations.  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Table of Contents - Statement of Additional Information

OTHER INFORMATION

Capital Stock

Shareholders in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by shareholders. Any Trustee of the Trust may be removed from office upon the vote of shareholders holding at least a majority of the Trust’s outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Trust.

All shareholders of the Fund, upon liquidation, will participate ratably in the Fund’s net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Reverse Stock Splits

The Fund’s shares have been adjusted to reflect nine reverse stock splits. The reverse stock splits were as follows:

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
10/06/2004	1 for 100	$0.03	$3.14	352,335,196	3,523,352
06/03/2005	1 for 10	$0.01	$0.13	96,265,031	9,626,503
09/12/2005	1 for 1,000	$0.04	$40.48	395,367,388	395,367
02/21/2007	1 for 100	$0.12	$12.00	26,550,187	265,502
08/17/2007	1 for 10	$3.51	$35.12	56,793,828	5,679,383
05/19/2008	1 for 100	$0.42	$41.85	22,944,509	229,445
10/16/2009	1 for 100	$0.30	$29.94	44,012,673	440,127
04/16/2010	1 for 500	$0.48	$238.14	36,748,034	73,496
05/20/2011	1 for 500	$0.92	$462.14	18,109,462	36,219

The effect of the reverse stock splits was to reduce the number of shares outstanding of the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value (“NAV”), consequently increasing the NAV per share by a factor of 100, 10, 1,000, 100, 10, 100, 100, 500 and 500, respectively. Each shareholder’s aggregate investment in the Fund remained unchanged as a result of the reverse stock splits. The reverse stock split had no effect on the number or par value of the Fund’s authorized shares.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of an Anti-Money Laundering Compliance Officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

The Board has delegated implementation of certain elements of the Program to the Fund’s Transfer Agent and omnibus account holders (“Intermediaries”). Procedures to implement the Program include, but are not limited to, a determination by the Board that the Fund’s Transfer Agent and Intermediaries have established proper anti-money laundering procedures, the Transfer Agent and Intermediaries are reporting suspicious and/or fraudulent activity, and the Transfer Agent and Intermediaries are performing a complete and thorough review of all new opening accounts. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Table of Contents - Statement of Additional Information

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Adviser’s Act of 1940, as amended, the Fund, its investment advisor, sub-advisor, administrator and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain conditions. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. A copy of the Fund’s, its investment advisor’s, sub-advisor’s and principal underwriter’s Codes of Ethics are on file with the SEC.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”), 777 East Wisconsin Avenue, Suite 1500, Milwaukee, WI 53202, has been selected as the independent registered public accounting firm to examine and report on the Fund’s financial statements.

Counsel

Stradley Ronon Stevens & Young, LLP, located at 2600 One Commerce Square, Philadelphia, PA 19103 serves as counsel for the Trust, and may render certain legal services to GFWM and its affiliated companies.

Custodian and Transfer Agent

U.S. Bank National Association (“U.S. Bank”), located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian for some of the Fund’s assets pursuant to a custodian agreement (the “U.S. Bank Contract”) with the Fund. Under the U.S. Bank Contract, U.S. Bank (i) holds and transfers portfolio securities on account of the Fund, (ii) accepts receipts and makes disbursements of money on behalf of the Fund’s securities and (iii) makes periodic reports to the Board concerning the Fund’s operations.

U.S. Bancorp Fund Services, LLC (“USBFS”) (the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s transfer and dividend-paying agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the Fund and its shareholders. For these services, the Transfer Agent receives fees from the Fund computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the Fund during each month and is reimbursed for out-of-pocket expenses.  USBFS and U.S. Bank are affiliates.

Administrator

Administrative Agent. USBFS also provides administrative services to the Trust. In this capacity, USBFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. USBFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board. The Fund pays USBFS a monthly fee based on the Fund’s average daily net assets.

The Fund paid the following administration fees for the periods indicated:

For the Fiscal Year Ended 09/30/12	For the Fiscal Year Ended 09/30/11	For the Fiscal Year Ended 09/30/10
$38,752	$41,567	$41,500

FINANCIAL STATEMENTS

The Fund’s annual report for the fiscal year ended September 30, 2012 is incorporated herein by reference in its entirety. The Certified Shareholder Report was filed on November 30, 2012.

Table of Contents - Statement of Additional Information

APPENDIX  - DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by the Standard and Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is perceived to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Services, Inc. (“Moody’s”). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB — This is the lowest investment grade rating. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC — Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB — Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B — Debt rated B has a greater vulnerability to default than debt rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC — Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, debt rated CCC is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC — This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C — This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Table of Contents - Statement of Additional Information

CI — The rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

 A — Bonds which are rated A possess many favorable investment attributes and are considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

 Baa — Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Moody’s applies numerical modifiers (1, 2 and 3) with respect to bonds rated “Aa” through “B.” The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa — Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C — Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Table of Contents - Statement of Additional Information

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS
PART C
OTHER INFORMATION

Item   28. Exhibits

Exhibit No.           Description of Exhibit

(a)	(1)	Certificate of Trust of Genworth Financial Management Funds (formerly GE Private Asset Management Funds) (4)

(2)	Declaration of Trust of Genworth Financial Management Funds (formerly GE Private Asset Management Funds) (4)

(3)	Certificate of Amendment to Certificate of Trust of Genworth Financial Management Funds (formerly GE Private Asset Management Funds), filed in Delaware on June 19, 2006 (6)

(b)	Bylaws of Genworth Financial Management Funds (formerly GE Private Asset Management Funds) (4)

(c)	See the organizational documents.

(d)	(1)	Form of Investment Advisory Agreement with Genworth Financial Wealth Management, Inc. (Formerly, GE Private Asset Management, Inc.) for the Contra Fund, effective January 30, 2006 (5)

(2)	Form of Investment Subadvisory Agreement with Credit Suisse Asset Management, LLC for the Contra Fund, effective January 30, 2006 (5)

(e)	(1)	Form of Distribution Agreement with Capital Brokerage Corporation (3)

	(2)	Sub-Distribution Agreement with Quasar Distributors, LLC (8)

(f)	Not applicable

(g)	Form of Custody Agreement with U.S. Bank National Association dated February 2007 for the Contra Fund (7)

(h)	(1)	Form of Fund Administration, Accounting and Transfer Agency Servicing Agreements with U.S. Bancorp Fund Services, LLC as of February 2007 (7)

	(2)	Expense Waiver and Reimbursement Agreement (8)

(i)	(1)	Opinion and Consent of Willkie Farr & Gallagher (1)

	(2)	Opinion and Consent of Venable, Baetjer and Howard, LLP (1)

(j)	(1)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(2)	Power of Attorney (9)

(l)	Purchase Agreement (1)

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	(1)	Credit Suisse Asset Management, LLC Code of Ethics (10)

(2)	Wealth Management Code of Ethics for Genworth Financial Wealth Management, Genworth Financial Asset Management Funds, Genworth Financial Trust Company (10)

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on November 30, 1998.
(2)	Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed on January 28, 2003.
(3)	Incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 29, 2004.
(4)	Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on September 9, 2005.
(5)	Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A filed on February 1, 2006.
(6)	Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A file on August 4, 2006
(7)	Incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A filed on May 8, 2007.
(8)	Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on January 29, 2010.
(9)	Incorporated by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A filed on January 31, 2011.
(10)	Incorporated by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A filed on January 31, 2012.

Item 29.	Persons Controlled by or Under Common Control with Registrant

All of the outstanding shares of Registrant on the date of the Registrant's Registration Statement are held of record by Genworth Financial Trust Company for the benefit of Genworth Financial Wealth Management, Inc., for the benefit of their mutual clients. Genworth Financial Wealth Management, Inc. has complete investment discretion and voting authority with respect to the shares of the Fund held by its clients.

Item 30.	Indemnification

Paragraph (a)(i) of Section 3 of Article VII of the Trust’s Declaration of Trust provides that, subject to the exceptions and limitations contained in that Section 3 and in the Trust’s By-Laws, every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by state law and the Investment Company Act of 1940 (“1940 Act”) against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually paid or incurred by him or her in connection with any proceeding in which he or she was or is a party or is threatened to be made a party or otherwise becomes involved to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Trust. Section 2 of Article VII of the Trust’s By-Laws provides that, subject to the exceptions and limitations contained in Section 4 of that Article of the By-Laws, the Trust shall indemnify its Trustees and officers to the fullest extent permitted by state law and the 1940 Act.

Paragraph (e) of Section 3 of Article VII of the Trust’s Declaration of Trust and Section 5 of Article VII of the Trust’s By-Laws provide that the Trust’s financial obligations arising from the provided indemnification may be insured by policies maintained by the Trust on behalf of any Covered Person or agent. Section 5 of Article VII provides that The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer or agent of the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee, officer or agent of the Trust. Insurance coverage generally referred to as for “errors and omissions” and for “directors and officers” has been obtained, at no cost to the Trust, or to Genworth Financial Contra Fund, its only series, by Genworth Financial, Inc., the ultimate parent of the Contra Fund’s adviser, Genworth Financial Wealth Management, Inc.

Additionally, with respect to indemnification against liability incurred by Registrant's distributor, reference is made to Paragraph 1.11 of the form of Distribution Agreement dated December 6, 2005 between GE Private Asset Management Funds and Capital Brokerage Corporation. With respect to indemnification against liability incurred by Registrant's investment adviser and Sub-adviser, reference is made to Section 5 of the Investment Advisory Agreement, dated January 30, 2006, between GE Private Asset Management Funds and GE Private Asset Management, Inc., and to Section 9 of the Investment SubAdvisory Agreement, dated January 30, 2006, between GE Private Asset Management, Inc., and Credit Suisse Asset Management, LLC.

Item 31.	Business and Other Connections of Investment Adviser

Genworth Financial Wealth Management, Inc. (”GFWM”) is a registered investment adviser. GFWM is an indirect wholly-owned subsidiary of Genworth Financial, Inc. Information as to the officers and directors of GFWM is included in its Form ADV last filed with the Securities and Exchange Commission (SEC File No. 801-56323) and is incorporated herein by reference.

Credit Suisse Asset Management, LLC serves as sub-adviser to the Genworth Financial Contra Fund. Information as to the officers and directors of Credit Suisse Asset Management, LLC is included in its Form ADV last filed with the Securities and Exchange Commission (SEC File No. 801-37170) and is incorporated herein by reference.

Item 32.	Principal Underwriter

(a)
Capital Brokerage Corporation (“CBC”) also serves as distributor for GPS Funds I, GPS Funds II and for flexible premium variable annuity contracts and variable life insurance policies issued through Separate Accounts I, II, III, 4, 5 and 6 of Genworth Life and Annuity Insurance Company.

(b)
The information required by this Item 32 with respect to each director and officer of CBC is incorporated herein by reference to Schedule A of Form BD filed by CBC pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-45710).

(c)	None.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the following offices:

(1)	Genworth Financial Asset Management Funds
(formerly G.E. Private Asset Management Funds)
2300 Contra Costa Boulevard, Suite 600
Pleasant Hill, CA 94253

(2)	Genworth Financial Wealth Management, Inc.
(formerly Genworth Financial Asset Management, Inc.)
2300 Contra Costa Boulevard, Suite 600
Pleasant Hill, CA 94253

(3)	Credit Suisse Asset Management LLC One Madison Avenue New York, NY 10010 (records relating to its functions as sub-adviser)

(4)	U.S Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202 (records relating to its functions as administrator, fund accountant and transfer agent)

(5)	Capital Brokerage Corporation 6620 West Broad Street Building 2 Richmond VA 23230 (records relating to its functions as distributor)

(6)	U.S. Bank National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212 (records relating to its functions as custodian)

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasant Hill, State of California on the 31st day of January, 2013.

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

By: /s/ Carrie E. Hansen
Carrie E. Hansen
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ Carrie E. Hansen	President	January 31, 2013
Carrie E. Hansen

/s/ Starr E. Frohlich	Vice President & Treasurer	January 31, 2013
Starr E. Frohlich

* Gurinder S. Ahluwalia	Trustee	January 31, 2013
Gurinder S. Ahluwalia

* John A. Fibiger	Trustee	January 31, 2013
John A. Fibiger

* Dwight M. Jaffee	Trustee	January 31, 2013
Dwight M. Jaffee

* Douglas A. Paul	Trustee	January 31, 2013
Douglas A. Paul

* By: /s/ Simi K. Gill
Simi K. Gill, Secretary

Executed by Simi K. Gill on behalf of those indicated pursuant to Power of Attorney filed on January 31, 2011 and incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(j)(1)	Consent of Independent Registered Public Accounting Firm